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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of earliest event reported:  October 8, 1996

                               ATLAS CORPORATION
            (Exact name of registrant as specified in its charter)


   DELAWARE                       1-2714                     13-5503312
   (State of                      (Commission                (IRS Employer
   Incorporation)                 File Number)               Identification No.)


                      370 SEVENTEENTH STREET, SUITE 3050
                            DENVER, COLORADO 80202
                   (Address of principal executive offices)


                                (303) 629-2440
             (Registrant's telephone number, including area code)



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ITEM 5.  FINANCIAL STATEMENTS: PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Securities and Exchange Commission approved Release Nos. 33-7355 and 34-37802 which adopted revisions to its rules that streamlined requirements with respect to financial statements of significant business acquisitions in filings made under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. The Releases were published in the Federal Register on October 18,
                                                 ----------------
1996 and such rule revisions became effective on November 18, 1996. Based on such rule revisions, financial statements are not required for the business acquisitions reported on Form 8-K filed on October 18, 1996.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLAS CORPORATION

Date:  December 10, 1996                 By:   /s/ Jerome C. Cain
                                             ----------------------------
                                                 Jerome C. Cain
                                                 Vice President - Finance




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